                                     EXHIBIT 10.3






                        [___________________________________]
                                     (Mortgagor)

                                  for the benefit of

                           NOMURA ASSET CAPITAL CORPORATION
                                     (Mortgagee)

                   _______________________________________________


                            MORTGAGE, ASSIGNMENT OF LEASES
                           AND RENTS AND SECURITY AGREEMENT

                   _______________________________________________

                             Dated:  As of June 15, 1998

                    Property Location:

                    ______________________________
                    ______________________________


                  DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                    Sonnenschein Nath & Rosenthal
                    8000 Sears Tower
                    Chicago, IL  60606
                    Attention:  Todd Stennes

              THIS MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (the "MORTGAGE"), made as of June __, 1998, by [________________________________] a _______________________________________,
having an address c/o Horizon Group Properties, Inc., 5000 Hakes Drive, Norton Shores, Michigan 49441 ("MORTGAGOR"), for the benefit of Nomura Asset Capital Corporation, a Delaware corporation (together with its successors and assigns, shall hereafter be referred to as "MORTGAGEE"), having its principal place of business at Two World Financial Center, Building B, New York, New York 10281.

                                 W I T N E S S E T H:

              WHEREAS:

              A. Mortgagor is the owner of a fee simple title to that certain parcel of real property (the "PREMISES") described in EXHIBIT A attached hereto, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (the "IMPROVEMENTS");

              B. Mortgagee, Mortgagor and certain other entities affiliated with Mortgagor (such affiliated entities and Mortgagor each being referred to individually as a "BORROWER" and collectively as the "BORROWERS") have entered into a certain Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the "LOAN AGREEMENT") pursuant to which Mortgagee has agreed to make a secured mortgage loan to the Borrowers. Capitalized terms used herein and not herein defined shall have the meanings assigned to such terms in the Loan Agreement.

              C. Pursuant to the Loan Agreement, Mortgagee is making a loan to Borrowers in the aggregate original principal amount of _____________________________________ (_______________) (the "LOAN") and
Borrowers have executed the Note in the principal amount of __________________ (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the "NOTE"). The Note is secured by, INTER ALIA, this Mortgage and the other Loan Documents (as hereinafter defined).

              D. To induce Mortgagee to make the Loan and to secure payment of the Note, together with interest thereon, Mortgagor has agreed to the execution and delivery of this Mortgage.

              NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and legal sufficiency whereof are hereby acknowledged, and as an inducement to Mortgagee to enter into the Loan Agreement, and to secure the payment of all sums which may or shall become due hereunder or under the Note or any of the other documents executed and delivered by a Borrower or an Affiliate of a Borrower evidencing or securing the Loan (such other documents, including, without limitation, the Loan Agreement; that certain Assignment of Leases and Rents of even date herewith given by Mortgagor to Mortgagee with respect to the Premises (as such assignment may be amended from time to time, the "ASSIGNMENT OF LEASES"); that certain Assignment of Agreements, Licenses, Permits and Contracts of even date herewith given by Mortgagor to Mortgagee with respect to the Premises (as such assignment may be amended from time to time, the "ASSIGNMENT OF AGREEMENTS"); and this Mortgage (as any of the same may, from time to time, be modified, amended or supplemented) being hereinafter collectively referred to as the "LOAN DOCUMENTS"), and including (i) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Mortgagor for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a) and (ii) the costs and

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expenses of enforcing any provision of the Note, this Mortgage or any of the other Loan Documents (all such sums being hereinafter collectively referred to as the "DEBT"), and in order to charge with such performance and with such payments the Premises and the Improvements and other property hereinafter described and the rents, revenues, issues, income and profits thereof, Mortgagor has given, granted, mortgaged, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned, and hypothecated and by these presents does hereby irrevocably, give, mortgage, alien, enfeoff, confirm, warrant, pledge, assign, hypothecate, GRANT, MORTGAGE, BARGAIN, SELL, AND CONVEY UNTO MORTGAGEE, the Premises and Improvements.

              TOGETHER WITH:   all right, title, interest and estate of
Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the "PROPERTY"):

              (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, all rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Mortgagor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

              (b) all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor, if any, and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, or used in connection with the present or future operation, enjoyment and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the "EQUIPMENT"), including any leases of any of the foregoing, any deposits existing at any time in connection with any of the foregoing, and the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Mortgagor in and to any of the Equipment that may be subject to any "security interests" as defined in the Uniform Commercial Code, as adopted and enacted by the State where the Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Mortgage;

              (c) all awards or payments, including interest thereon, that may heretofore and hereafter be made with respect to the Premises and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Premises and Improvements;

              (d) all leases and other agreements or arrangements heretofore or hereafter entered into pursuant to which any person is granted a possessory interest in, or right to use or occupy all or any portion of any space in the Premises and the Improvements, including any extensions, renewals, modifications or amendments thereof (hereinafter collectively referred to as the "LEASES") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Mortgagor or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements, including, without limitation, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property and proceeds, if any, from business interruption or other loss of income insurance (hereinafter collectively referred to as the "RENTS"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

              (e) all proceeds (other than those payable to Mortgagor under any liability insurance policy of Mortgagor) of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

              (f) the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property;

              (g) all accounts (including, without limitation, reserve accounts, escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Property), and causes of action that now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "INTANGIBLES"); and

              (h) all proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

              Without limiting the generality of any of the foregoing, in the event that a proceeding under Title 11 of the United States Code (the "BANKRUPTCY CODE") is commenced by or against Mortgagor, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Mortgage shall automatically extend to all Rents acquired by the Mortgagor after the commencement of the case and shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

              TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever to secure Mortgagee (i) the repayment of the Debt; and (ii) any and all extensions, modifications and renewals of the Note, or any part thereof, however changed in form, manner or amount.

              PROVIDED, HOWEVER, these presents are upon the express condition that, if the Borrowers shall well and truly pay to Mortgagee or defease the Debt at the time and in the manner provided in the Note, the Loan Agreement and the other Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note, the Loan Agreement and in the other Loan Documents in all material respects in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

              AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:



                                  GENERAL PROVISIONS

              1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Mortgagor shall pay the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Mortgage. All the covenants, conditions and agreements contained in the Note, the Loan Agreement, or the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

              2.     INTENTIONALLY OMITTED.

              3. INSURANCE. (a) Mortgagor, at its sole cost and expense, for the mutual benefit of Mortgagor and Mortgagee, shall keep the Property insured and obtain and maintain during the entire term of this Mortgage policies of insurance against loss or damage by fire and lightning and against loss or damage by all other risks and hazards as required and in accordance with the terms and provisions of Section 7.1 of the Loan Agreement.

                     (b) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty (a "CASUALTY"), Mortgagor shall give prompt notice thereof to Mortgagee. All amounts to be paid in connection with a Casualty under such policies shall be governed by the terms and provisions of the Loan Agreement.

              4. PAYMENT OF TAXES, ETC. Mortgagor shall pay all real estate and personal property taxes, assessments, fees or payments in lieu of real estate taxes, water rates and sewer rents, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "TAXES") and all ground rents, maintenance charges, impositions other than taxes, and other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "OTHER CHARGES") as the same become due and payable, in each case subject to Mortgagor's right to contest the amount or validity or application in whole or in part any taxes or other charges in accordance with Section 5.1(b) of the Loan Agreement.

              5. CONDEMNATION. Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding with respect to the Property (a "CONDEMNATION") and shall deliver to Mortgagee copies of any and all papers served in connection with such Condemnation. All amounts to be paid in connection with a Condemnation shall be governed by the terms and provisions of the Loan Agreement.

              6. ASSIGNMENT OF LEASES AND RENTS. Mortgagor does hereby absolutely and unconditionally assign to Mortgagee, all of Mortgagor's right, title and interest in all current and future Leases and Rents, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this paragraph, Mortgagee grants to Mortgagor a revocable license to operate and manage the Property and to collect the Rents. Mortgagor shall cause all Rents to be deposited into the Collection Account in accordance with the terms of the Loan Agreement. Upon the occurrence and continuance of an Event of Default (as hereinafter defined), without the need for notice or demand, the license granted to Mortgagor herein shall automatically be revoked, and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license shall be applied in accordance with Section 2.6 of the Loan Agreement.

              7. MAINTENANCE OF PROPERTY. (a) Mortgagor shall not (i) desert or abandon the Property, (ii) change the use of the Property or cause or permit the use or occupancy of any part of the Property to be discontinued if such discontinuance or use change would violate any zoning or other law, ordinance or regulation; (iii) consent to or seek any lowering of the zoning classification, or greater zoning restriction affecting the Property; or (iv) take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of ownership.

                     (b) Mortgagor shall, at its expense, (i) take good care of the Property including grounds generally, and utility systems and sidewalks, roads, alleys, and curbs therein, and shall keep the same in good, safe and insurable condition and in compliance with all applicable Legal Requirements,
(ii) promptly make all repairs to the Property, above grade and below grade, interior and exterior, structural and nonstructural, ordinary and extraordinary, unforeseen and foreseen, and maintain the Property in a manner appropriate for the facility and (iii) not commit or suffer to be committed any waste of the Property or do or suffer to be done anything which will materially increase the risk of fire or other hazard to the Property or materially impair the value thereof. Mortgagor shall keep the sidewalks, vaults, gutters and curbs comprising, or adjacent to, the Property, clean and free from dirt, snow, ice, rubbish and obstructions. All repairs made by Mortgagor shall be made with first-class materials, in a good and workmanlike manner, shall be equal or better in quality and class to the original work and shall comply with all applicable Legal Requirements and insurance requirements. To the extent any of the above obligations are obligations of tenants under Leases or other Persons under Property Agreements, Mortgagor may fulfill its obligations hereunder by causing such tenants or other Persons, as the case may be, to perform their obligations thereunder. As used herein, the terms "repair" and "repairs" shall be deemed to include all necessary replacements.

                     (c) Mortgagor shall not demolish, remove, construct, or, except as otherwise expressly provided herein, restore, or alter the Property or any portion thereof nor consent to or permit any such demolition, removal, construction, restoration, addition or alteration (each a "RENOVATION") which would, for a period in excess of one year and in Mortgagor's best judgment at the time of such demolition, removal, construction, restoration or alteration, diminish the value of the Property or materially diminish the Total GLA without Mortgagee's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed, provided, however, that for any Renovation which would temporarily diminish the value of the Property or temporarily would materially diminish the Total GLA, Mortgagor shall be permitted to perform same provided
(a) no Event of Default has occurred and is continuing at the time of the proposed Renovation, (b) Mortgagor shall have entered into one or more Leases with respect to the leasing of all or a portion of the space demised under the Leases which were terminated in connection with the Renovation (the "AFFECTED LEASES") which are in form and substance substantially similar to the Affected Leases and which provide for rental and other payments thereunder, net of any rebates, credits and other concessions granted by Mortgagor thereunder, equal to not less than eighty-five percent (85%) of the Rent due under the Affected Leases and Mortgagor shall have delivered a copy of such lease or leases to Mortgagee, (c) Mortgagor shall have delivered to Mortgagee cash collateral or an unconditional, irrevocable, clean sight draft letter of credit in form and substance, and issued by a bank, acceptable to Mortgagee, in an amount equal to the Rent that would have been payable pursuant to the Affected Leases during (I) the anticipated term of the Renovation, as reasonably determined by Mortgagee, plus (II) an additional six (6) month period (which cash collateral or letter of credit are hereinafter referred to as the "RENOVATION FUNDS") and (d) all Renovations shall be performed in compliance with Legal Requirements. Mortgagor hereby grants to Mortgagee a security interest in all of Mortgagor's right, title and interest in the Renovation Funds and irrevocably authorizes Mortgagee, following an Event of Default, to apply any or all of the Renovation Funds to cure any Event of Default or, following the acceleration of the Debt in accordance with Article VIII hereof, toward the payment of the Debt, as Mortgagee shall, in its sole discretion, determine, but without obligation to do so. Following (X) delivery to Mortgagee of copies of any and all final certificates of occupancy or other certificates, licenses and permits required for the ownership, occupancy and operation of the Property as so renovated and (Z) commencement of the payment of Rent payable under the lease or leases which replaced the Affected Leases without rebate, credit or other concession granted by Mortgagor thereunder, Mortgagee shall return the balance of the Renovation Funds not applied in accordance with the immediately preceding sentence, if any, to Mortgagor.

                     (d)    Mortgagor represents and warrants to Mortgagee that
(i) there are no fixtures, machinery, apparatus, tools, equipment or articles of personal property attached or appurtenant to, or located on, or used in connection with the management, operation or maintenance of the Property, except for the Equipment and equipment leased by Mortgagor for the management, operation or maintenance of the Property in accordance with the Loan Documents;
(ii) the Equipment and the leased equipment constitutes all of the fixtures, machinery, apparatus, tools, equipment and articles of personal property necessary to the proper operation and maintenance of the Property; and (iii) all of the Equipment is free and clear of all liens, except for the lien of this Mortgage and the Permitted Encumbrances. All rights, title and interest of Mortgagor in and to all extensions, improvements, betterment, renewals, appurtenances to, the Property hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor in the Property, and all changes and substitutions of the security constituted thereby, shall be and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagee or Mortgagor, shall become subject to the lien and security interest of this Mortgage as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in this Mortgage, but at any and all times Mortgagor shall execute and deliver to Mortgagee any documents Mortgagee may reasonably deem necessary or appropriate for the purpose of specifically subjecting the same to the lien and security interest of this Mortgage.

                     (e) Notwithstanding the provisions of this Mortgage to the contrary, Mortgagor shall have the right, at any time and from time to time, to remove and dispose of Equipment which may have become obsolete or unfit for use or which is no longer useful in the management, operation or maintenance of the Property. Mortgagor shall promptly replace any such Equipment so disposed of or removed with other Equipment of equal value and utility, free of any security interest or superior title, liens or claims; except that, if by reason of technological or other developments, replacement of the Equipment so removed or disposed of is not necessary or desirable for the proper management, operation or maintenance of the Property, Mortgagor shall not be required to replace the same. All such replacements or additional equipment shall ne deemed to constitute "Equipment" and shall be covered by the security interest herein granted.

              8. TRANSFER OR ENCUMBRANCE OF THE PROPERTY. (a) Except as permitted under the terms and provisions of the Loan Agreement, Mortgagor shall not, without the prior written consent of Mortgagee, sell, convey, alienate, mortgage, encumber, pledge or otherwise transfer the Property or any part thereof, or permit the Property or any part thereof to be sold, conveyed, alienated, mortgaged, encumbered, pledged or otherwise transferred other than in connection with a release of the Property pursuant to Section 2.4 of the Loan Agreement.

                     (b) Mortgagee shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Mortgagor's sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property without Mortgagee's consent in instances where Mortgagee's consent is required. This provision shall apply to every such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property regardless of whether voluntary or not, or whether or not Mortgagee has consented to any previous sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property.

                     (c) Mortgagee's consent to one sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property shall not be deemed to be a waiver of Mortgagee's right to require such consent to any future occurrence of same. Any sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property made in contravention of this paragraph shall be null and void and of no force and effect.

                     (d) Mortgagor agrees to bear and shall pay or reimburse Mortgagee promptly following demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Mortgagee in connection with the review, approval and documentation of any such sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer which requires Mortgagee's consent under the Loan Documents.

              9. CHANGES IN LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

              10. NO CREDITS ON ACCOUNT OF THE DEBT. Mortgagor will not claim or demand or be entitled to any credit or credits against the outstanding balance of the Debt on account of Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, by Mortgagor for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

              11. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

              12. CONTROLLING AGREEMENT. It is expressly stipulated and agreed to be the intent of Mortgagor and Mortgagee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Mortgagee to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this PARAGRAPH 12 shall control every other covenant and agreement in this Mortgage and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under the Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Debt, or if Mortgagee's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Mortgagor results in Mortgagor having paid any interest in excess of that permitted by applicable law, then it is Mortgagor's and Mortgagee's express intent that all excess amounts theretofore collected by Mortgagee shall be credited on the principal balance of the Note and all other Debt (or, if the Note and all other Debt have been or would thereby be paid in full, refunded to Mortgagor), and the provisions of the Note, this Mortgage and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.
All sums paid or agreed to be paid to Mortgagee for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Mortgagee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

              13.    INTENTIONALLY OMITTED.

              14. FURTHER ACTS, ETC. Upon foreclosure, the appointment of a receiver or any other relevant action, Mortgagor will, at the cost of Mortgagor and without expense to Mortgagee, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this paragraph.

              15. RECORDING OF MORTGAGE, ETC. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

              16. REPORTING REQUIREMENTS. Mortgagor agrees to give prompt notice to Mortgagee of the insolvency or bankruptcy filing of Mortgagor.

              17. EVENTS OF DEFAULT. Each of the following events shall constitute an event of default hereunder (each an "EVENT OF DEFAULT"):

                     (a)    if any portion of the Debt is not paid when due;

                     (b) if any of the Taxes or Other Charges are not paid prior to delinquency, subject to Mortgagor's right to contest same in accordance with Section 5.1(b) of the Loan Agreement;

                     (c) if the Policies are not kept in full force and effect;

                     (d) if, without Mortgagee's prior written consent, except as permitted under the terms and provisions of the Loan Agreement,
(A) Mortgagor transfers or encumbers any portion of the Property or (B) any direct or indirect interest in Mortgagor is transferred or assigned except as expressly permitted under Section 6.1(j) of the Loan Agreement;

                     (e) if any representation or warranty of Mortgagor made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument, agreement or document furnished by Mortgagor to Mortgagee in connection with this Mortgage or any other Loan Document shall have been false or misleading in any material respect as of the date the representation or warranty was made;

                     (f) if Mortgagor shall make an assignment for the benefit of creditors, or if Mortgagor shall generally not be paying its debts as they become due;

                     (g) if a receiver, liquidator or trustee of Mortgagor shall be appointed or if Mortgagor shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Mortgagor or if any proceeding for the dissolution or liquidation of Mortgagor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Mortgagor, upon the same not being discharged, stayed or dismissed within sixty (60) days;

                     (h) if Mortgagor shall be in default beyond any notice or grace period, if any, under any other mortgage or security agreement covering any part of the Property whether it be superior or junior in lien to this Mortgage;

                     (i) if the Property becomes subject to any mechanic's, materialman's or other lien and such lien is not discharged (by payment, bonding, or otherwise) for ten (10) days, except a lien for real estate taxes and assessments not then due and payable and liens contested in accordance with the Loan Agreement;

                     (j) except as permitted in this Mortgage, if Mortgagor performs or permits the performance of any material demolition or removal of any of the Improvements without the prior consent of Mortgagee;

                     (k) if any Borrower shall default under any term, covenant, or provision of the Note, the Loan Agreement, or any of the other Loan Documents, and such default shall continue beyond any applicable cure periods contained in such documents;

                     (l) if Mortgagor fails to cure a default under any other term, covenant or provision of this Mortgage within ten (10) days after notice to Mortgagor, in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice in the case of any other default; PROVIDED, HOWEVER, that if such non-monetary default is susceptible of cure but cannot reasonably be cured within such 30-day period and provided further that Mortgagor shall have commenced to cure such Default within such 30-day period and thereafter diligently and expeditiously proceed to cure the same, such 30-day period shall be extended for an additional period of time as is reasonably necessary for Mortgagor in the exercise of due diligence to cure such default, such additional period not to exceed ninety (90) days;

                     (m) if an Event of Default as defined or described in any of the other Loan Documents occurs, whether as to a Borrower or a Property.

              18.    INTENTIONALLY OMITTED.

              19. RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee, shall constitute a portion of the Debt, shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand.

              20. REMEDIES. (a) Upon the occurrence of any Event of Default, Mortgagee may take such action, without notice or demand, as Mortgagee deems advisable to protect and enforce Mortgagee's rights against Mortgagor and in and to the Property by Mortgagee, including, without limitation, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of
Mortgagee:

                     (i) declare the entire Debt to be immediately due and payable;

                     (ii) institute a proceeding or proceedings, judicial or nonjudicial, by advertisement or otherwise, for the complete foreclosure of this Mortgage in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                     (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

                     (iv) sell or cause to be sold for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to the power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law. Subject to requirements and limits imposed by law, Mortgagee may, from time to time postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time may postpone the sale by public announcement at the time and place fixed by the preceding postponement. The power of sale under this Mortgage shall not be exhausted by any one or more sales (or attempts to sell) as to all or any portion of the Property remaining unsold, but shall continue unimpaired until all of the Property has been sold by exercise of the power of sale in this Mortgage and all of the Debt has been paid and discharged in full. Any person, including Mortgagor or Mortgagee may purchase at the sale;

                     (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, or in any of the other Loan Documents;

                     (vi) to the extent permitted by applicable law, recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage;

                     (vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Mortgagor or of any person, firm or other entity liable for the payment of the Debt;

                     (viii) enforce Mortgagee's interest in the Leases and Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat;
                            (B) complete any construction on the Property in such manner and form as Mortgagee deems advisable;
                            (C) make alterations, additions, renewals, replacements and improvements to or on the Property;
                            (D) exercise all rights and powers of Mortgagor with respect to the Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents; and (E) apply the receipts from the Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees;

                     (ix) require Mortgagor to vacate and surrender possession to Mortgagee of the Property or to such receiver and, in default thereof, evict Mortgagor by summary proceedings or otherwise or require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Property occupied by Mortgagor; or

                     (x) pursue such other rights and remedies as may be available at law or in equity or under the Uniform Commercial Code, including, without limitation, the right to receive and/or establish a lock box for all Rents and proceeds from the Intangibles and any other receivables or rights to payments of Mortgagor relating to the Property.

In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Mortgage shall continue as a lien on the remaining portion of the Property.

                     (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Debt in such priority and proportion as Mortgagee in its sole discretion shall deem proper, except as otherwise required by law.

                     (c) Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                     (d) Upon the completion of any sale or sales pursuant hereto, Mortgagee or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any sale or sales made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

                     (e) Upon any sale made under or by virtue of this paragraph, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

                     (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Property or upon any other property of any Borrower shall affect in any manner or to any extent the lien of this Mortgage upon the Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

                     (g) Mortgagee may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this PARAGRAPH 20 at any time before the conclusion thereof, as determined in Mortgagee's sole discretion and without prejudice to Mortgagee.

                     (h) Mortgagee may resort to any remedies and the security given by the Note, this Mortgage or in any of the other Loan Documents in whole or in part, and in such portions and in such order as determined by Mortgagee's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, this Mortgage or in any of the other Loan Documents. The failure of Mortgagee to exercise any right, remedy or option provided in the Note, this Mortgage or any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, this Mortgage or any of the other Loan Documents. No acceptance by Mortgagee of any payment after the occurrence of any Event of Default and no payment by Mortgagee of any obligation for which Mortgagor is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Mortgagor, or Mortgagor's liability to pay such obligation. No sale of all or any portion of the Property, no forbearance on the part of Mortgagee, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Mortgagee to Mortgagor, shall operate to release or in any manner affect the interest of Mortgagee in the remaining Property or the liability of Mortgagor to pay the Debt. No waiver by Mortgagee shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Mortgagee in exercising its rights and remedies under this PARAGRAPH 20 (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Mortgagor immediately upon notice from Mortgagee, with interest at the Default Rate for the period after notice from Mortgagee and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Mortgage.

                     (i) The interests and rights of Mortgagee under the Note, this Mortgage or any of the other Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Mortgagee may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant with respect to the Property or any portion thereof; or
(iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

              21. RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Mortgage, Mortgagee and its agents shall have the right after reasonable prior notice to Mortgagor to enter and inspect the Property at any reasonable time during the term of this Mortgage. The reasonable cost of such inspections or audits shall be borne by Mortgagor should Mortgagee reasonably determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Mortgagee. The reasonable cost of such inspections, if not paid for by Mortgagor following demand, may be added to the principal balance of the sums due under the Note and this Mortgage and shall bear interest thereafter until paid at the Default Rate.

              22. SECURITY AGREEMENT. This Mortgage is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called in this paragraph the "COLLATERAL"). Mortgagor hereby agrees with Mortgagee to execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may from time to time, reasonably consider necessary to create, perfect, and preserve Mortgagee's security interest herein granted. This Mortgage shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code. As such, this Mortgage covers all items of the Collateral that are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Mortgage. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee.
Mortgagor shall pay to Mortgagee on demand any and all expenses, including attorneys' fees and disbursements, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its sole discretion shall deem proper. In the event of any change in name, identity or structure of any Mortgagor, such Mortgagor shall notify Mortgagee thereof and promptly after request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Mortgagee's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Mortgagee shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Mortgagor shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Mortgagee shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Mortgagor's obligations under the Note, this Mortgage and the other Loan Documents. Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Mortgagee, as secured party, in connection with the Collateral covered by this Mortgage.

              23. ACTIONS AND PROCEEDINGS. If Mortgagor fails to act within a reasonable time, Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in Mortgagee's name or, if required by law, in the name and on behalf of Mortgagor, which Mortgagee, in its reasonable discretion, decides should be brought to protect their interest in the Property. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

              24. WAIVER OF SETOFF AND COUNTERCLAIM. All amounts due under this Mortgage, the Note and the other Loan Documents shall be payable without setoff, counterclaim or any deduction whatsoever. Mortgagor hereby waives the right to assert a setoff, counterclaim (other than a mandatory or compulsory counterclaim) or deduction in any action or proceeding in which Mortgagee is a participant, or arising out of or in any way connected with this Mortgage, the Note, any of the other Loan Documents, or the Debt.

              25. RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

              26. MARSHALLING AND OTHER MATTERS. (a) Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

              (b) Mortgagor acknowledges that this Mortgage secures the Debt. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by Mortgagee of any other security for any portion of the Debt, or by any failure, neglect or omission on the part of Mortgagee to realize upon or protect any portion of the Debt or any collateral security therefor. The lien of this Mortgage shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any portion of the Debt or of any of the collateral security therefor.

              27.    INTENTIONALLY OMITTED.

              28.    INTENTIONALLY OMITTED.

              29.    INTENTIONALLY OMITTED.

              30.    INTENTIONALLY OMITTED.

              31. INDEMNIFICATION. (a) In addition, and without limitation, to any other provision of this Mortgage or any other Loan Document, Mortgagor shall protect, indemnify and save harmless Mortgagee and its successors and assigns, and their agents, employees, officers and directors, from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expense (including, without limitation, reasonable attorneys' fees and disbursements, whether incurred within or outside the judicial process), imposed upon or incurred by or asserted against Mortgagee and its assigns, or any of their agents, employees, officers or directors, by reason of
(a) ownership of this Mortgage, the Assignment of Lease, the Property or any part thereof or any interest therein or receipt of any Rents; (b) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (c) any use, nonuse or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, the Property or any part thereof or on the adjoining sidewalks, curbs, parking areas, or ways; (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage or the Assignment of Lease; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (f) any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property or any part thereof; (g) any Taxes or Other

Charges including, without limitation, any Taxes or Other Charges attributable to the execution, delivery, filing, or recording of any Loan Document, Lease or memorandum thereof; (h) any lien or claim arising on or against the Property or any part thereof under any Legal Requirement or any liability asserted against Mortgagee with respect thereto; or (i) the claims of any lessee or any Person acting through or under any lessee or otherwise arising under or as a consequence of any Lease. Notwithstanding the foregoing provisions of this Section 31 to the contrary, Mortgagor shall have no obligation to indemnify Mortgagee pursuant to this Section 31 for liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (1) which result from Mortgagee's, and its successors' or assigns' willful misconduct or gross negligence or, (2) which are attributable to acts or events which occur after the payment in full of the Debt or earlier termination of this Mortgage (except to the extent fairly attributable to acts or events or liabilities or damages occurring or accruing prior thereto and except as may be provided in any other Loan Document), (3) resulting from a transfer by Mortgagee of all or any part of its interest in this Mortgage, the Note, the other Loan Documents or the Property, other than any such transfer either required by this Mortgage or any other Loan Document or made while an Event of Default shall have occurred and be continuing, (4) for Mortgagee's income franchise, net revenue, capital levy, estate, inheritance or succession taxes and (5) which arise under or are connected to the Securities Act or any other securities laws, rules or regulations. Mortgagee shall credit against any payments due under this
Section 31 any insurance recoveries actually received by beneficiary in respect of the related claim under or from insurance paid for by Mortgagor or assigned to Mortgagee by Mortgagor.

                     (b) In the event that any action, suit or proceeding shall be brought against Mortgagee for which Mortgagee is indemnified herein, Mortgagee shall notify Mortgagor of the commencement thereof, and Mortgagor shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to Mortgagee, to participate in, and, to the extent that Mortgagor desires to, assume and control the defense thereof; provided, however, that Mortgagor shall have acknowledged in writing its obligation to fully indemnify Mortgagee hereunder in respect of such action, suit or proceeding, and, provided further, that Mortgagor shall not be entitled to participate in the defense of any such action, suit or proceeding if (i) in the reasonable opinion of Mortgagee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or any risk of civil liability on Mortgagee or will involve a risk of the sale, forfeiture or loss of, or the creation of any lien (other than a Permitted Encumbrance) on the Property or any part thereof unless Mortgagor shall have posted a bond or other security satisfactory to Mortgagee in respect to such risk except with respect to any risk of imposition of criminal liability on Mortgagee as to which Mortgagor shall not be entitled to so participate, (y) the control of such action, suit or proceeding would involve a bona fide conflict of interest or (z) such action, suit or proceeding involves claims, obligations, costs or expenses which exceed an amount equal to the product of (A) $40,000,000 and (B) a fraction, the numerator of which is (1) the aggregate Initial Allocated Loan Amounts less (2) the aggregate Initial Allocated Loan Amounts of all Properties which have been Released from the liens of the Mortgages as of the date of such determination, and the denominator of which is the aggregate Initial Allocated Loan Amounts (which amount is herein referred to as the "LITIGATION THRESHOLD"), (ii) such proceeding involves claims, obligations, costs or expenses not fully indemnified by Mortgagor which Mortgagor and Mortgagee have been unable to sever from the indemnified claim(s),
(iii) an Event of Default has occurred and is continuing, (iv) such action, suit or proceeding involves matters which are unrelated to the overall transaction contemplated by this Mortgage and the other Loan Documents and if determined adversely could be detrimental to the interests of Mortgagee notwithstanding indemnification by Mortgagor. Mortgagee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by Mortgagor in accordance with the foregoing. The party controlling any such action, suit or proceeding shall keep the other party or parties hereto fully informed of the status of any such proceeding.

                     (c) In the event that, pursuant to Subsection (b)(i)(z) of this Section 31, Mortgagor is not entitled to assume and control the defense of any such action, suit or proceeding, Mortgagor shall be permitted to assume and control such defense if Mortgagor either (i) delivers to

Mortgagee an opinion letter from counsel reasonably acceptable to Mortgagee or a certificate or opinion from such other Person as shall be acceptable to Mortgagee that, in such counsel's or other Person's opinion, there is no reasonable likelihood that (A) the claimant would prevail on such action, suit or proceeding or (B) Mortgagee's potential, uninsured liability would not exceed the Litigation Threshold, which opinion or certificate shall be in form and substance satisfactory to Mortgagee or (ii) Mortgagor executes and delivers an agreement with Mortgagee, in form and substance satisfactory to Mortgagee, that Mortgagor's liability for fully indemnifying Mortgagee in respect of such action, suit or proceeding shall be a recourse obligation of Mortgagor not subject to the provisions of Section 50 hereof.

                     (d) Each of Mortgagor and Mortgagee shall, at Mortgagor's sole cost and expense, make available to the other party such information and documents reasonably requested by the other party as are necessary or advisable for the other party to participate in any action, suit or proceeding to the extent permitted by this Section 31. Unless an Event of Default shall have occurred and be continuing, Mortgagee shall not enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under this Section 31 without five (5) days' prior written notice to Mortgagor unless Mortgagee waives its right to be indemnified under this Section 31 with respect to such claim. Upon payment in full of any claim by Mortgagor pursuant to this Section 31, to or on behalf of Mortgagee, Mortgagor, without any further action, shall be subrogated to any and all claims that Mortgagee may have relating thereto (other than claims in respect of insurance policies maintained by Mortgagee at its own expense), and Mortgagee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with Mortgagor and give such further assurances as are reasonably necessary or advisable to enable Mortgagor to pursue such claims vigorously. Any amount payable to Mortgagee pursuant to this Section 31 shall be paid by Mortgagor to the indemnified party promptly upon (i) the adverse determination of such action, suit or proceeding against the indemnified party if, pursuant to this
Section 31, Mortgagor assumed and controlled the defense thereof, or (ii) Mortgagor's receipt of a written demand therefor from Mortgagee, accompanied by a written statement describing the basis for such indemnity and the computation of the amount so payable.

                     Any amounts payable to Mortgagee by reason of the application of this Section 31 shall constitute a part of the Debt secured by the Mortgages and other Loan Documents and shall become immediately due and payable and shall bear interest at the Default Rate from the date the liability, obligation, claim, cost or expense is sustained by the indemnified party, until paid. The provisions of this Section 31 shall survive the termination of this Mortgage and the other Loan Documents whether by repayment of the Debt, foreclosure or delivery of a deed in lieu thereof, assignment or otherwise.

              32. NOTICES. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

              If to Mortgagee:

                     Nomura Asset Capital Corporation
                     Two World Financial Center
                     Building B
                     New York, New York  10281
                     Attention:  Barry Funt

              with copies to:

                     Nomura Asset Capital Corporation
                     600 East Las Colinas Boulevard
                     Suite 300
                     Irving, Texas  75039

              and:

                     Nomura Asset Capital Corporation
                     311 South Wacker Drive
                     Suite 5400
                     Chicago, Illinois  60601
                     Attention:  David Murdoch

              If to Mortgagor:

                     c/o  Horizon Group Properties, Inc.
                     5000 Hakes Drive
                     Norton Shores, Michigan 49441
                     Attention:  Chairman

              with copies to:

                     c/o  Horizon Group Properties, Inc.
                     5000 Hakes Drive
                     Norton Shores, Michigan 49441
                     Attention:  Chief Executive

              and

                                       xviii

                     Winston & Strawn
                     35 West Wacker Drive
                     Chicago, Illinois 60601
                     Attention:  Wayne D. Boberg

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day.

              33. AUTHORITY. (a) Mortgagor (and the undersigned representative of Mortgagor, if any) represent and warrant that it (or they, as the case may be) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, hypothecate and assign the Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed; and (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

              34. WAIVER OF NOTICE. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage or any other Loan Document specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice. To the extent permitted by applicable law, Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage or other Loan Document does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

              35.    INTENTIONALLY OMITTED.

              36. SOLE DISCRETION OF MORTGAGEE. Wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to consent or not consent or approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to consent or not consent, to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

              37. NON-WAIVER. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note, or any of the other Loan Documents,
(b) except in connection with the release of this Mortgage or the full repayment (or complete defeasance) of the Debt, the release, regardless of consideration, any collateral securing the Debt or of any person other than Mortgagor liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or any of the other Loan Documents. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its sole discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity except as such rights may be expressly limited herein or in the other Loan Documents.

              38. NO ORAL CHANGE. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

              39. LIABILITY. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. Subject to the provisions hereof requiring Mortgagee's consent to any transfer of the Property, this Mortgage shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns forever.

              40. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note and this Mortgage shall be construed without such provision.

              41. HEADINGS, ETC. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

              42. DUPLICATE ORIGINALS. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

              43. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "MORTGAGOR" shall mean "each Mortgagor and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "MORTGAGEE" shall mean "Mortgagee and any subsequent holder of the Note," the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the words "PROPERTY" shall include any portion of the Property and any interest therein which has not been released from the lien of this Mortgage and the words "ATTORNEYS' FEES" shall include any and all recorded attorneys' fees, paralegal and law clerk fees, including, without limitation, fees at the pre-trial, trial and appellate levels incurred or paid by Mortgagee in protecting its interest in the Property and Collateral and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

              44. HOMESTEAD. Mortgagor hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Debt, or any part hereof.

              45. ASSIGNMENTS. Mortgagee shall have the right to assign or transfer its rights under this Mortgage provided that no such assignment or transfer shall increase, decrease or otherwise affect Mortgagor's obligations under this Mortgage or the other Loan Documents. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

              46. WAIVER OF JURY TRIAL. MORTGAGOR AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE, EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF

ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS MORTGAGE, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MORTGAGOR AND MORTGAGEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

              47. MISCELLANEOUS. (a) Any consent or approval by Mortgagee in any single instance shall not be deemed or construed to be Mortgagee's consent or approval in any like matter arising at a subsequent date, and the failure of Mortgagee to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Mortgagee be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Mortgagee pursuant hereto shall be narrowly construed to be applicable only to the Person and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Mortgagee a venturer or partner with Mortgagor nor shall privity of contract be presumed to have been established with any such third party. If Mortgagee deems reasonably necessary to retain assistance of persons, firms or corporations (including, without limitation, attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Mortgagor shall reimburse Mortgagee for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

                     (b) Mortgagor covenants and agrees that during the term of this Mortgage, unless Mortgagee shall have previously consented in writing,
(i) Mortgagor will take no action that would cause it to become an "EMPLOYEE BENEFIT PLAN" as defined in 29 C.F.R. Section 2510.3-101, or "ASSETS OF A GOVERNMENTAL PLAN" subject to regulation under the state statutes, and
(ii) Mortgagor will not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Mortgagee its written assumption of the obligations of this covenant.

                     (c) The Loan Documents contain the entire agreement between Mortgagor and Mortgagee relating to or connected with the Loan. Any other agreements relating to or connected with the Loan not expressly set forth in the Loan Documents are null and void and superseded in their entirety by the provisions of the Loan Documents.

              48. DEFEASANCE; RELEASE OF THIS MORTGAGE. This Mortgage will be satisfied and discharged of record by Mortgagee in accordance with the terms and provisions set forth in Sections 2.3 and 2.4 of the Loan Agreement.

              49. NO ELECTION OF REMEDIES. (a) Without limiting any other right or remedy provided to Mortgagee in this Mortgage or the other Loan Documents, in the case of an Event of Default (i) Mortgagee shall have the right to pursue all of its rights and remedies under this Mortgage and the Loan Documents, at law and/or in equity, in one proceeding, or separately and independently in separate proceedings from time to time, as Mortgagee, in its sole and absolute discretion, shall determine from time to time, (ii) Mortgagee shall not be required to either marshall assets, sell the Property in any particular order of alienation (and may sell the same simultaneously and together or separately), or be subject to any "one action" or "election of remedies" law or rule with respect to the Property, (iii) the exercise by Mortgagee of any remedies against any one item of Property will not impede Mortgagee from subsequently or simultaneously exercising remedies against any other item of Property, (iv) all liens and other rights, remedies or privileges provided to Mortgagee herein shall remain in full force and effect until Mortgagee has exhausted all of its remedies against the Property and all Property has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Debt, and (v) Mortgagee may resort for the payment of the Debt to any security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect and Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose this Mortgage.

                     (b) Without notice to or consent of Mortgagor and without impairment of the lien and rights created by this Mortgage, Mortgagee may, at any time (in its sole and absolute discretion, but Mortgagee shall have no obligation to), execute and deliver to Mortgagor a written instrument releasing and reconveying all or a portion of the lien of this Mortgage as security for any or all of the obligations of Mortgagor now existing or hereafter arising under or in respect of the Note, the Loan Agreement and each of the other Loan Documents, whereupon following the execution and delivery by Mortgagee to Mortgagor of any such written instrument of release, this Mortgage shall no longer secure such obligations of Mortgagor so released.

              50. EXCULPATION. [Notwithstanding anything herein to the contrary, Mortgagee shall not enforce the liability and obligations contained in the Note, the Loan Agreement, this Mortgage or the other Loan Documents except as provided in Section 9.4 of the Loan Agreement.][THIS PARAGRAPH WILL BE DELETED FOR BRIDGE LOAN MORTGAGES]

              51. GOVERNING LAW. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT (INCLUDING NON-JUDICIAL FORECLOSURE OF LIENS) OF THIS MORTGAGE, THIS MORTGAGE SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. IT IS UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF ILLINOIS SHALL GOVERN ALL MATTERS RELATING TO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. MORTGAGOR, AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE, EACH HEREBY SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF ILLINOIS AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF ILLINOIS (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH PARTY'S OBLIGATIONS HEREUNDER AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH PARTY. MORTGAGOR, AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE, EACH HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS MORTGAGE MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, MORTGAGOR, AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE, EACH

AGREES THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER SUCH PARTY OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED UPON SUCH PARTY AT THE APPLICABLE ADDRESS SET FORTH IN
SECTION 32 ABOVE. MORTGAGOR, AND, BY ITS ACCEPTANCE HEREOF, MORTGAGEE, EACH HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATED TO THE ENFORCEMENT OF THIS MORTGAGE.

              52. DECLARATION OF SUBORDINATION. At the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any condemnation proceeds), to any and all leases of all or any part of the Property upon the execution by Mortgagee and recording thereof, at any time hereafter in the appropriate official records of the County wherein the Property are situated, of a unilateral declaration to that effect.

              53. STATE SPECIFIC RIDER. The provisions of the State Specific Rider attached hereto as EXHIBIT B are hereby incorporated herein by reference.

                                       xxiii

              IN WITNESS WHEREOF, Mortgagor has executed this instrument the day and year first above written.

                                   [_________________________], a Delaware
                                   [____________]

                                   By:    Horizon Group Properties, L.P., a
                                          Delaware limited partnership, its
                                          [_________]

                                          By:    Horizon Group Properties, Inc.,
                                                 a Maryland corporation, its
                                                 general partner


                                          By:________________________________
                                                 Name:
                                                 Title:

STATE OF                           )
                                           )  ss.:
COUNTY OF                          )


              This instrument has been acknowledged before me on this _____ day
of           , 1998, by ____________, the __________ of Horizon Group
Properties, Inc., a Maryland corporation, in its capacity as the general partner of Horizon Group Properties, L.P., a Delaware limited partnership, in its capacity as _______________ of _____________________ on behalf of such entity.

              IN WITNESS WHEREOF, I have hereunto set my hand and official seal
of office this ____ day of           , 1998.


                                          _____________________________
                                          Notary Public

[Notarial Seal]

                                      EXHIBIT A

                                  LEGAL DESCRIPTION

                                      EXHIBIT B

                                        RIDER